Exhibit 10.4

FORM OF AMENDMENT NO.1 TO ESCROW AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”) to the ESCROW AGREEMENT (the "Agreement") originally dated as of ________, between U.S. Rare Earths, Inc., a Nevada  corporation (the “Company”), _____________ (the “Seller”) and Manhattan Transfer Register Company, as Escrow Agent hereunder (“Escrow Agent”) is dated as of September 30, 2013.

WITNESSETH:

WHEREAS, on __________, the Company, the Seller and Escrow Agent entered into the Agreement;

WHEREAS, the parties now desire to amend the Agreement as further set forth herein;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.	The second recital of the Agreement shall be deleted in its entirety and replaced with the following:

“WHEREAS, the Seller has granted to the Company a right and option (the “Repurchase Option”) to repurchase, in whole or in part, up to such number shares of Common Stock owned by the Seller set forth opposite his, her or its name on Exhibit A (the "Shares") at a purchase price of $1.00 per Share (the “Price Per Share”) at any time on or before 5.30 pm New York City time on December 31, 2013 (the “Expiration Date”), in accordance with the terms of a Repurchase Option Agreement, as such may be amended from time to time, between the Company and each Seller dated as of the date hereof (the “Repurchase Option Agreement”); and “

3.	Any undefined capitalized terms used herein, shall bear such meaning ascribed to them in the Agreement.

4.
This Amendment shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

5.	Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed.

6.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first stated above.

U.S. RARE EARTHS, INC.

By:	/s/
Name:
Title :

Seller:

By:

Manhattan Transfer Registrar Co., as Escrow Agent

By:	/s/
Title:	Partner